UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Health Sciences Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Although your portfolio slightly outperformed its Lipper peer group, we are never happy to report negative results. We will not sugarcoat the fact that it was a bad year for the stocks in our investment universe, but after five consecutive calendar years of generating market-beating returns, we were not surprised to see some digestion of those gains in 2016. We remain optimistic about the long-term prospects for health care stocks and have taken advantage of the recent volatility in the sector by adding to high-quality companies at what we think are attractive prices.

PERFORMANCE COMPARISON

The Health Sciences Fund declined for the year ended December 31, 2016. As shown in the Performance Comparison table, the fund’s -10.35% return marginally outpaced the -11.07% result for the Lipper Health/Biotechnology Funds Index, while the broad market, as measured by the S&P 500 Index, advanced almost 12%. (Returns for I Class shares varied slightly, reflecting its different fee structure.) Stock selection hurt our relative returns versus the Lipper peer group, while industry allocation decisions—specifically our underweight to biotechnology and an overweight to the services segment—contributed to relative performance.

The Health Sciences Fund’s longer-term performance remains solid. As shown in the Average Annual Compound Total Return table on page 11, your fund delivered better than a 14% 10-year average annual gain, while the average annual gain for the past five years was 21.70%. Lipper ranked the Health Sciences Fund in the top 6% of all funds in its universe of health/biotechnology funds for the 5- and 10-year periods ended December 31, 2016. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 48 of 88, 12 of 80, 4 of 73, and 3 of 60 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Health care stocks were volatile and declined for the year. After a steep first-quarter sell-off, the sector clawed back some of the losses in the second and third quarters only to retreat again in the fourth quarter. Political rhetoric on drug pricing, a number of disappointing new product launches, and a lack of positive clinical catalysts contributed to the sector’s poor performance. Biotech stocks briefly rallied after the Republican sweep in the November elections but pulled back as uncertainty surrounding the new administration’s health care policies grew.

For the year, health care was the worst-performing sector in the broad market as measured by the S&P 500 Index. Within the Lipper Health/Biotechnology Funds Index, biotechnology stocks, which account for nearly 44% of the benchmark, declined more than 22%. Pharmaceuticals, a 17% allocation in the index, declined about 17%. The best segment in health care for the year was products and device manufacturers, which advanced a bit more than 11% and represents about 21% of the benchmark. The smaller services (14%) and life sciences (3%) segments posted modest gains of less than 2%.

We keep an eye on our overall industry allocations and maintain broad diversification. However, we believe that stock selection, over the long haul, will have far more bearing than allocation decisions on generating outperformance. The portfolio is significantly overweight in the services industry and underweight in the biotechnology and products and devices segments—a direct result of our bottom-up stock selection process rather than a thematic investing strategy. That being said, our allocation decisions contributed more to the fund’s relative performance than stock selection in 2016.

PORTFOLIO REVIEW

Holdings in the services industry generated the best absolute and relative performance in 2016. Our overweight allocation and stock selection benefited our comparison with the benchmark. Within the payors segment, UnitedHealth Group, Aetna, and Humana were top contributors. These three stocks are among our highest-conviction holdings as shown in the Twenty-Five Largest Holdings table on page 9. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

UnitedHealth Group has been a longtime holding and generated strong results for the portfolio. It is our largest portfolio holding, representing about 5.3% of the portfolio at the end of the period, and gained more than 38% in 2016. The company continued to deliver excellent results in the face of high expectations, thanks to the strength of its Optum business unit. Shares of this managed care company benefited from President Trump’s election victory as investors anticipated the likely repeal of the Affordable Care Act (ACA), potential corporate tax reform, the longer-term opportunity of Medicare reform, and the elimination of single-payor risk.

Aetna posted solid gains in the first half of the year due to expectations of regulatory approval of its merger with Humana. While Aetna’s shares declined in the third quarter after the Justice Department sued to block the proposed merger, it was one of the diversified managed care companies that rallied after the U.S. presidential election, benefiting from the reduced threat of a single-payor system and on prospects for industry-friendly reforms to the ACA and Medicare under a Republican-controlled legislature.

Managed care provider WellCare Health Plans was another stellar gainer in the services segment. Its shares rallied more than 75% as the company made strides in turning around its business by improving margins and revenue growth and implementing cost controls on concerns about rising medical costs. In November, the company expanded its business into Medicare Advantage, an area that could benefit from a more favorable policy outlook under the new administration, through its $800 million acquisition of New York-based Universal American. The $10 per share offer represented a 34% premium to the recent price.

Our outperformance in biotech was primarily driven by our underweight allocation to the group, which was the worst-performing health care industry for the year. As noted earlier, the segment declined more than 20%. We had a few stellar performers, such as TESARO, which doubled after releasing phase III clinical trial data in the second quarter for niraparib, which beat expectations and represents a significant advance for ovarian cancer patients over existing treatments. The Food and Drug Administration (FDA) subsequently granted priority review status for the drug. Exelixis was another strong absolute and relative contributor. The stock surged after it received early FDA approval for Cabometyx, which is used to treat second-line renal cell carcinoma. It is the first drug to demonstrate a benefit on overall survival, progression-free survival, and objective response rate. While we had a number of biotech holdings that performed well over the period, declines in several positions offset those gains. Among our largest holdings, Alexion Pharmaceuticals, Regeneron Pharmaceuticals, and Vertex Pharmaceuticals were poor performers. Each of these stocks declined more than 30% in 2016 after generating strong results for several prior years.

The pharmaceuticals segment weighed on results largely due to security selection. For example, Allergan, which we believe is one of the more reasonably valued health care stocks in our investment universe, lost nearly one-third of its value. The company was generally performing well before the U.S. Treasury Department issued a notice aimed at curbing the benefits of tax inversions, which scuttled its proposed merger with Pfizer. Subsequently, Allergan reported weak sales of Namenda and competitive pressure on its ophthalmology products and then lowered its fiscal 2016 revenue and earnings guidance.

Valeant Pharmaceuticals International was our third-largest detractor for the year. The stock had stairstepped lower in 2015 on rising political pressure on drug pricing and concerns about its business model. In the first quarter of 2016, management announced disappointing fourth-quarter results and lowered its full-year guidance targets, which prompted us to eliminate the last of our position.

INDUSTRY POSITIONING

●

Biotechnology: This is our largest allocation, although we are underweight versus the benchmark. We believe that the discovery, development, manufacture, and commercialization of medicines are drivers of long-term value within the health care space. Many of the best investments in health care will come from therapeutics companies, those that produce medicines that prevent disease, relieve symptoms, and provide cures.

●

Services: We are overweight this broad category that includes payors, providers, drug distributors, and health care technology. Our largest allocations are in the managed care industry. Our positive view on this industry is due to continued favorable utilization trends, the huge growth opportunity associated with Medicare Advantage related to the aging U.S. population, sound underlying business models, and a potentially more favorable regulatory environment.

●	Pharmaceuticals: This group is our third-largest absolute allocation and a modest overweight versus the benchmark. We favor companies that are developing novel therapeutics.

●

Products and devices: We have maintained an underweight compared with the benchmark and continue to monitor its developments closely. The group often serves as a relative safe haven since it is not affected by the same political pressures as pharmaceutical and biotechnology companies. However, many of the companies in the space generate a large percentage of their sales overseas and face the prospects of foreign exchange headwinds if the U.S. dollar continues to strengthen.

●

Life sciences: This is the smallest industry allocation in the portfolio, but we are overweight versus the benchmark. Broadly, the companies in this segment provide technologies that enable experimentation. The sector continues to benefit from strong research and development spending from pharmaceutical and biotechnology companies and should benefit from improving U.S. government and academic markets.

Most of the fund’s investments are in U.S. common stocks, but we will selectively invest in non-U.S. companies. Over the past 12 months, our non-U.S. investments in aggregate detracted from absolute performance and hurt our comparison with the Lipper benchmark. Additionally, the fund can write call and put options primarily as a means of augmenting income. Normally, the fund will own the securities on which it writes these options. The premium income recovered by writing covered options can help reduce, but not eliminate, volatility. For the year, the options strategy contributed modestly to absolute results.

OUTLOOK

Although the U.S. elections are now behind us, there is a high level of uncertainty around health care companies. How and when the Trump administration’s campaign pledges regarding health care will actually materialize remain unclear. The potential repeal of the ACA, corporate tax reform, and the longer-term opportunity for Medicare reform hold additional uncertainties. Nevertheless, our view is that President Trump’s policies will have a mixed impact on the sector and implementation will take time.

More emphasis on free-market health plans under Mr. Trump would likely aid many managed care firms, which have been losing money under the ACA. On the other hand, repeal of the ACA will clearly be viewed as negative for health care providers and Medicaid-focused managed care companies whose growth is highly leveraged to the law. Efforts to privatize Medicare, a move favored by several congressional Republican leaders, would drive Medicare Advantage penetration, which would benefit health insurers with a greater business mix to that area. Another proposal of moving Medicaid to a block grant program, whereby the federal government provides lump-sum payments to states, would also be a positive for the industry as more states would likely move to outsource their Medicaid programs to private companies in an effort to cut costs.

While Mr. Trump has voiced support for allowing importation of foreign-sourced drugs and permitting Medicare to negotiate drug prices, the viability of such strategies is questionable, in our opinion. Concerns about escalating drug pricing were a consistent theme during the runup to the election. While we expect it will remain a topic of interest—especially for companies that have implemented egregious price increases on old products—we don’t anticipate any near-term catastrophic legislation that would affect truly innovative therapies that are materially improving patient outcomes. It is worth noting, however, that the Senate recently voted down an amendment to allow personal re-importation of drugs from Canada, and a point of order on an amendment to require any repeal bill to lower drug prices also lost. In our view, the days of significant price inflation are likely over, and it will be necessary for investors to be highly selective within the space.

For some time, we have thought the merger and acquisition (M&A) environment was attractive within the biotechnology sector, with several large biotech and pharmaceutical companies having substantial cash reserves and access to cheap debt for acquisitions to help fill depleted pipelines. The potential for a foreign profits repatriation deal, which would allow companies with large cash balances overseas to use that cash in the U.S., could further support M&A within the sector.

Despite the uncertainty surrounding the health care sector, we are optimistic that T. Rowe Price’s strengths in rigorous fundamental research and our bottom-up stock selection process will continue to help us add value for our shareholders. We expect we’ll gain more clarity on President Trump’s health care agenda over time, which could shape how we are positioned on the margins. However, we remain focused on positioning the strategy around several core themes—innovative therapies, products that produce material medical benefits, and businesses that provide cost-effective solutions.

We would like to thank our fellow shareholders for their ongoing support and confidence in T. Rowe Price. As always, we will continue to work diligently on your behalf.

Respectfully submitted,

Ziad Bakri
President of the fund and chairman of its Investment Advisory Committee

January 10, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/16
UnitedHealth Group	5.3%
Becton, Dickinson & Company	3.9
Allergan	3.6
TESARO	3.0
Cigna	3.0
Aetna	2.9
Alexion Pharmaceuticals	2.9
Humana	2.8
Intuitive Surgical	2.7
Thermo Fisher Scientific	2.6
Biogen	2.3
Regeneron Pharmaceuticals	2.2
Agilent Technologies	2.0
Incyte	2.0
Walgreens Boots Alliance	2.0
Anthem	1.9
Stryker	1.9
Vertex Pharmaceuticals	1.9
Gilead Sciences	1.8
Bristol-Myers Squibb	1.8
Merck	1.7
Shire	1.6
Celgene	1.6
Centene	1.6
HCA Holdings	1.6
Total	60.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/16

Best Contributors

TESARO	61¢
UnitedHealth Group	38
Incyte	28
Exelixis	20
Humana	19
Alkermes	16
Biogen	15
Prothena	13
Celgene	13
Fortive*	12
Total	235¢

Worst Contributors

Bristol-Myers Squibb	-47¢
McKesson	-45
Novavax**	-25
Ophthotech	-24
Centene	-23
Acadia Healthcare	-21
Teva Pharmaceutical Industries	-21
Gilead Sciences	-20
DaVita	-19
Allergan	-19
Total	-264¢

12 Months Ended 12/31/16

Best Contributors

TESARO	90¢
UnitedHealth Group	88
Aetna	31
Exelixis	25
Humana	22
WellCare Health Plans	21
Stryker*	21
Becton, Dickinson & Company	19
Intuitive Surgical	17
Baxalta**	17
Total	351¢

Worst Contributors

Allergan	-142¢
Alexion Pharmaceuticals	-121
Valeant Pharmaceuticals International**	-78
Vertex Pharmaceuticals	-69
Regeneron Pharmaceuticals	-62
Gilead Sciences	-53
McKesson	-52
Alkermes	-52
Teva Pharmaceutical Industries	-40
Mallinckrodt	-36
Total	-705¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 99.0%		
BIOTECHNOLOGY 32.1%		
Major Biotechnology 10.9%		
Alkermes (1)	1,877,219	104,336
Amgen	659,800	96,469
Amicus Therapeutics (1)	2,441,045	12,132
Array BioPharma (1)	1,995,921	17,544
Biogen (1)	808,813	229,363
Celgene (1)	1,385,502	160,372
Gilead Sciences	2,592,456	185,646
Neurocrine Biosciences (1)	2,089,805	80,876
Seattle Genetics (1)	297,860	15,718
Vertex Pharmaceuticals (1)	2,601,397	191,645
		1,094,101
Other Biotechnology 21.2%		
ACADIA Pharmaceuticals (1)	1,744,257	50,304
Acceleron Pharma (1)	1,087,002	27,740
Acerta Pharma, Class B, Acquisition Date: 5/12/15 - 2/3/16 Cost $4,041 (1)(2)(3)	159,731,910	10,276
Acorda Therapeutics (1)	332,800	6,257
Agios Pharmaceuticals (1)	467,300	19,500
Aimmune Therapeutics (1)	593,060	12,128
Alder Biopharmaceuticals (1)	327,200	6,806
Alexion Pharmaceuticals (1)	2,360,149	288,764
Alnylam Pharmaceuticals (1)	882,200	33,030
Aquinox Pharmaceuticals (1)(4)	1,430,358	23,615
Ardelyx (1)	853,026	12,113
Audentes therapeutics (1)	200,000	3,654
Audentes therapeutics, Lock-up Shares Acquisition Date: 10/8/15, Cost $4,094 (1)(2)	272,498	4,730
Avexis (1)	536,847	25,624
Axovant Sciences (1)	1,774,753	22,042
BeiGene, Acquisition Date: 4/21/15 - 9/15/16 Cost $— (1)(2)	2	—

BeiGene, ADR (1)	516,107	15,669
Bellicum Pharmaceuticals (1)	520,053	7,083
BioMarin Pharmaceutical (1)	659,479	54,631
Bluebird Bio (1)	1,056,179	65,166
Blueprint Medicines (1)	286,419	8,034
Clovis Oncology (1)	308,266	13,693
Coherus Biosciences (1)	606,986	17,087
CoLucid Pharmaceuticals (1)	844,415	30,737
Corvus Pharmaceuticals (1)	414,010	5,920
Dbv Technologies, ADR (1)	61,900	2,175
Dyax (1)	2,445,183	5,991
Editas Medicine (1)	573,287	9,304
Exelixis (1)	3,337,915	49,768
FibroGen (1)	525,017	11,235
Incyte (1)	1,973,971	197,930
Innate Pharma (EUR) (1)	352,129	5,412
Inotek Pharmaceuticals (1)	765,763	4,671
Insmed (1)(4)	3,994,772	52,851
Intercept Pharmaceuticals (1)	73,900	8,029
Intra-Cellular Therapies (1)	286,600	4,325
Ionis Pharmaceuticals (1)	419,500	20,065
Juno therapeutics (1)	651,200	12,275
Kite Pharma (1)	458,571	20,562
Ligand Pharmaceuticals, Class B (1)	144,400	14,673
Merus BV (1)	326,629	6,895
Minerva Neurosciences (1)	486,131	5,712
Nektar Therapeutics (1)	331,300	4,065
Ophthotech (1)	193,475	935
Proteostasis therapeutics (1)	173,300	2,125
Prothena (1)	1,647,010	81,016
Puma Biotechnology (1)	381,081	11,699
QuatRx Pharmaceuticals, Acquisition Date: 05/11/07 Cost $2,768 (1)(2)(3)(4)	984,435	620
Radius Health (1)	962,500	36,604

MISCELLANEOUS 0.2%

Miscellaneous 0.2%		
Fortive	396,250	21,251
Total Miscellaneous		21,251

PHARMACEUTICALS 17.7%

European Major - Pharmaceuticals 0.0%		
Zeneca, Acquisition Date: 7/18/13, Cost $0 (1)(2)(3)	375,635	231
		231
Major Pharmaceuticals 15.7%		
AbbVie	1,771,992	110,962
Allergan (1)(5)	1,553,797	326,313
ARIAD Pharmaceuticals (1)	1,485,085	18,474
Astellas Pharma (JPY)	3,270,100	45,327
AstraZeneca, ADR	3,805,400	103,964
Bristol-Myers Squibb	3,105,807	181,503
Chugai Pharmaceutical (JPY)	1,437,500	41,170
Eisai (JPY)	184,600	10,553
Eli Lilly	1,482,201	109,016
Endo International (1)	446,675	7,357
Ironwood Pharmaceuticals (1)	4,839,286	73,993
Merck	2,879,400	169,510
Mylan (1)	233,600	8,912
Roche Holding (CHF)	191,251	43,577
Sanofi (EUR)	611,859	49,485
Shire, ADR	960,181	163,596
Teva Pharmaceutical Industries, ADR	3,081,250	111,695
		1,575,407
Specialty Pharmaceuticals 2.0%		
GW Pharmaceuticals, ADR (1)	243,471	27,208
Mallinckrodt (1)	2,435,575	121,340

Nevro (1)	60,000	4,359
		290,373
Total Products & Devices		1,435,891
SERVICES 28.0%		
Distribution 3.8%		
CVS Health	171,865	13,562
Diplomat Pharmacy (1)	282,411	3,558
Henry Schein (1)	362,054	54,927
McKesson	805,399	113,118
Walgreens Boots Alliance	2,372,050	196,311
		381,476
Information 0.4%		
athenahealth (1)	448,692	47,189
		47,189
Other Services 1.0%		
Healthcare Services	186,810	7,317
HMS Holdings (1)	618,200	11,227
West Pharmaceutical Services	957,397	81,216
		99,760
Payors 18.0%		
Aetna	2,332,297	289,228
Anthem	1,335,400	191,990
Centene (1)	2,826,842	159,745
Cigna	2,225,183	296,817
Humana	1,399,302	285,500
UnitedHealth Group	3,350,100	536,150
Universal American (1)	146,497	1,458
WellCare Health Plans (1)	366,289	50,211
		1,811,099

Providers 4.8%		
Acadia Healthcare (1)	1,672,300	55,353
DaVita (1)	1,862,110	119,548
Envision Healthcare (1)	874,994	55,378
Fresenius Medical Care (EUR)	180,113	15,271
HCA Holdings (1)	2,140,993	158,476
Universal Health Services	731,593	77,827
		481,853
Total Services		2,821,377
Total Common Stocks (Cost $6,894,483)		9,952,770
CONVERTIBLE PREFERRED STOCKS 0.5%		
BIOTECHNOLOGY 0.0%		
Other Biotechnology 0.0%		
Ovid Therapeutics, Series B, Acquisition Date: 8/10/15 Cost $3,271 (1)(2)(3)	525,051	2,011
Total Biotechnology		2,011
PROCESS INDUSTRIES 0.3%		
Health Care 0.3%		
Allergan, Class A	44,656	33,459
Total Process Industries		33,459
PRODUCTS & DEVICES 0.1%		
Other Products & Devices 0.1%		
JAND, Series D, Acquisition Date: 4/23/15 Cost $14,087 (1)(2)(3)	1,226,526	11,493
ShockWave Medical, Series C, Acquisition Date: 11/10/16 Cost $2,979 (1)(2)(3)(4)	2,949,942	2,979
Total Products & Devices		14,472

SERVICES 0.1%		
Information 0.1%		
Doximity, Series C, Acquisition Date: 4/10/14 Cost $4,993 (1)(2)(3)	1,035,633	4,588
Total Services		4,588
Total Convertible Preferred Stocks (Cost $63,333)		54,530
CONVERTIBLE BONDS 0.2%		
Ironwood Pharmaceuticals, 2.25%, 6/15/22	14,233,000	16,354
Total Convertible Bonds (Cost $14,233)		16,354
SHORT-TERM INVESTMENTS 0.2%		
Money Market Funds 0.2%		
T. Rowe Price Government Reserve Fund, 0.43% (4)(6)	14,881,177	14,881
Total Short-Term Investments (Cost $14,881)		14,881
Total Investments in Securities 99.9% of Net Assets (Cost $6,986,930)		**$ 10,038,535**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $57,432 and represents 0.6% of net assets.
(3) Level 3 in fair value hierarchy. See Note 2.
(4) Affiliated Company
(5) All or a portion of this security is pledged to cover written call options at December 31, 2016.
(6) Seven-day yield

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $6,986,930)	$ 10,038,535
Receivable for investment securities sold	34,669
Receivable for shares sold	6,576
Dividends and interest receivable	4,431
Other assets	14,237
Total assets	10,098,448
Liabilities	
Payable for shares redeemed	37,172
Investment management fees payable	5,645
Payable for investment securities purchased	590
Due to affiliates	670
Written options (premiums $1,467)	12
Other liabilities	948
Total liabilities	45,037
NET ASSETS	**$ 10,053,411**
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 66,340
Net unrealized gain	3,052,609
Paid-in capital applicable to 170,169,097 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	6,934,462
NET ASSETS	**$ 10,053,411**
NET ASSET VALUE PER SHARE	
Investor Class	
($9,750,936,311 / 165,048,342 shares outstanding)	**$ 59.08**
I Class	
($302,474,368 / 5,120,755 shares outstanding)	**$ 59.07**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation. The fund has two classes of shares: the Health Sciences Fund (Investor Class) and the Health Sciences Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $96,000 for the year ended December 31, 2016.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2016, totaled $(13,000) for the year ended December 31, 2016. During the period, transfers into Level 3 generally resulted from a lack of observable market data for the security and transfers out of Level 3 were generally because observable market data became available for the security. Additionally, during the period, transfers into and out of Level 3 include the impact of a holding that converted from a convertible preferred stock to common stock as part of an acquisition.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2016, the fund held equity derivatives with a fair value of $(12,000), included in Written Options, on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended December 31, 2016, the fund recognized $7,340,000 of realized gain on Written Options and a $(330,000) change in unrealized gain/loss on Written Options related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2016, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2016, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,861,397,000 and $5,219,154,000, respectively, for the year ended December 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $4,744,000 for T. Rowe Price Services, Inc.; and $1,079,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2016, the fund was charged $59,000 for shareholder servicing costs related to the college savings plans, of which $30,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Health Sciences Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$53,858,000 from short-term capital gains,

●	$470,536,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $45,449,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $45,449,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[187]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[187)	(2011 to present); Member of National Academy of Education
(2010 to present); Research Associate of Labor Program (2011 to present) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession (2012
to present) and Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187)	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2013	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[131]	Price Trust Company; Director, United Technologies (January 2016
to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Health Sciences Fund	Principal Occupation(s)

Ziad Bakri, M.D., CFA (1980)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

John Hall (1977)	Employee, T. Rowe Price; formerly, Assistant
Vice President	Professor of Medicine, Johns Hopkins University
School of Medicine (to 2013)

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Adam Poussard (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kyle Rasbach (1980)	Vice President, T. Rowe Price; formerly, Vice
Vice President	President, Cowen and Company (to 2013)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jon D. Wood, CFA (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Vice President and
Senior Research Analyst, Jeffries & Company,
Inc. (to 2013)

Rouven J. Wool-Lewis, Ph.D. (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017